UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant ☐

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☒	Definitive Proxy Statement
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☐	Soliciting Material under §240.14a-12

Great Ajax Corp.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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April 21, 2015

Dear Fellow Stockholders:

You are cordially invited to attend the 2015 Annual Meeting of Stockholders (the “Annual Meeting”) of Great Ajax Corp., which will be held at the offices of Morrison & Foerster LLP, 250 West 55th Street, New York, New York 10019-9601, on June 3, 2015, at 10:00 a.m. Eastern Time. This is our first annual meeting of stockholders and follows our initial public offering (“IPO”) in February 2015.

All holders of our common stock at the close of business on the Record Date (April 13, 2015), or their duly appointed proxies, are authorized to attend the Annual Meeting. Admission to the meeting will be on a first-come, first-served basis. Because of security reasons at the venue, we request that you provide us with notice of your intention to attend the meeting at least 24 hours before the scheduled time of the Annual Meeting.

The matters expected to be acted upon at the meeting are described in detail in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement.

In accordance with U.S. Securities and Exchange Commission rules, we are using the Internet as our primary means of furnishing proxy materials to stockholders. Because we are using the Internet, most stockholders will not receive paper copies of our proxy materials. We are instead sending stockholders a notice with instructions for accessing the proxy materials and voting via the Internet or by telephone. This notice also provides information on how stockholders may obtain paper copies of our proxy materials if they so choose. We believe the use of the Internet and telephone makes the proxy distribution process more efficient and less costly, and helps in conserving natural resources.

The Proxy Statement, the Notice of Annual Meeting of Stockholders and the Annual Report on Form 10-K for the year ended December 31, 2014 (the “2014 Annual Report”) are available at http://www.proxyvote.com and may also be accessed through our website at www.great-ajax.com under the “Financial Information – SEC Filings” section. If you would like to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy.

Your vote is important. Please cast your vote as soon as possible over the Internet, by telephone, or by completing and returning the proxy card to ensure that your shares are represented. Your vote by written proxy will ensure your representation at the Annual Meeting regardless of whether or not you attend in person. Returning the proxy does not deprive you of your right to attend the Annual Meeting and to vote your shares in person.

On behalf of our Board of Directors and our employees, we thank you for your continued interest in and support of our company. We look forward to seeing you on June 3, 2015.

Sincerely,

Lawrence Mendelsohn
Chairman and Chief Executive Officer

GREAT AJAX CORP.

9400 SW Beaverton-Hillsdale Hwy

Suite 131

Beaverton, OR 97005

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on June 3, 2015

NOTICE IS GIVEN that the 2015 Annual Meeting of Stockholders (the “Annual Meeting”) of Great Ajax Corp. will be held at the offices of Morrison & Foerster LLP, 250 West 55th Street, New York, New York 10019-9601, on June 3, 2015, at 10:00 a.m. Eastern Time, for the following purposes:

(1)	to re-elect the seven director nominees named in the Proxy Statement;

(2)	to ratify the appointment of Moss Adams LLP to serve as our registered independent public accounting firm for the year ending December 31, 2015; and

(3)	to transact such other business as may properly come before the Annual Meeting or any adjournment(s) or postponement(s) of the Annual Meeting.

The Proxy Statement accompanying this notice describes each of these items of business in detail. The Board of Directors has fixed the close of business on April 13, 2015 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements of the Annual Meeting. Accordingly, only stockholders of record at the close of business on that date are entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements of the Annual Meeting.

Your vote is important. Whether or not you expect to attend the meeting, please vote via the Internet, by telephone, or complete, date, sign and promptly return the proxy so that your shares may be represented at the meeting.

By Order of the Board of Directors,

Irving Potter
Secretary

Beaverton, OR
April 21, 2015

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 3, 2015.

This Notice of Annual Meeting, the Proxy Statement and our Annual Report on Form 10-K for the year ended December 31, 2014 are available at www.proxyvote.com.

TABLE OF CONTENTS

FREQUENTLY ASKED QUESTIONS ABOUT THE ANNUAL MEETING	1

PROPOSAL 1 – RE-ELECTION OF DIRECTORS	6

PROPOSAL 2 – RATIFICATION OF APPOINTMENT OF INDEPDENDENT REGISTERED PUBLIC ACCOUNTING FIRM	9

CORPORATE GOVERNANCE AND BOARD MATTERS	11

Corporate Governance Profile	11

Board Committees	11

Board and Committee Meetings	13

Risk Management and Oversight Process	13

Director Selection Process	14

Code of Business Conduct and Ethics	14

Availability of Corporate Governance Materials	15

Independence of Directors	15

Board Leadership Structure	15

Executive Sessions of Non-Management Directors	15

Communications with the Board	16

Compensation Committee Interlocks and Insider Participation	16

Legal Proceedings	16

EXECUTIVE OFFICERS	17

COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS	17

Executive Officer Compensation	17

Director Compensation	17

REPORT OF THE AUDIT COMMITTEE	19

PRINCIPAL STOCKHOLDERS	20

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS	22

Ownership of our Manager, Great Ajax FS LLC and Aspen Yo LLC	22

Management Agreement	22

Gregory Servicing Agreement	23

Trademark License Agreement	23

2014 Director Equity Plan	23

Agreements with Anchor Investors	24

Related Party Transaction Policy	25

OTHER MATTERS	27

Section 16(a) Beneficial Ownership Reporting Compliance	27

Other Matters to Come Before the 2015 Annual Meeting	27

Stockholder Proposals and Nominations for the 2016 Annual Meeting	27

Householding of Proxy Materials	27

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GREAT AJAX CORP.

9400 SW Beaverton-Hillsdale Hwy

Suite 131

Beaverton, OR 97005

PROXY STATEMENT

2015 Annual Meeting of Stockholders

FREQUENTLY ASKED QUESTIONS ABOUT THE ANNUAL MEETING

Why am I receiving this Proxy Statement?

This Proxy Statement contains information related to the solicitation of proxies for use at our 2015 Annual Meeting of Stockholders (the “Annual Meeting”), to be held at the offices of Morrison & Foerster LLP, 250 West 55th Street, New York, New York 10019-9601, on June 3, 2015, at 10:00 a.m. Eastern Time, for the purposes stated in the accompanying Notice of Annual Meeting of Stockholders (the “Notice of Annual Meeting”). This solicitation is made by Great Ajax Corp. on behalf of our Board of Directors (the “Board”). “We,” “our,” “us” and the “Company” refer to Great Ajax Corp.

We have elected to provide access to our proxy materials over the Internet. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials (the “Notice”) to our stockholders of record on April 13, 2015. All stockholders will have the ability to access the proxy materials on the website referred to in the Notice or to request to receive a printed set of the proxy materials. Instructions on how to request a printed copy by mail or electronically may be found on the Notice and on the website referred to in the Notice, including an option to request paper copies on an ongoing basis. On or about April 21, 2015, we intend to make this Proxy Statement available on the Internet and to mail the Notice to all stockholders entitled to vote at the Annual Meeting. We intend to mail this Proxy Statement, together with a proxy card, to those stockholders entitled to vote at the Annual Meeting who have properly requested paper copies of such materials, within three business days of such request.

This Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2014 (the “2014 Annual Report”) are available at http://www.proxyvote.com. This website address contains the following documents: the Notice, the Proxy Statement and proxy card sample, and the 2014 Annual Report. You are encouraged to access and review all of the important information contained in the proxy materials before voting.

What am I being asked to vote on?

You are being asked to vote on the following proposals:

•	Proposal 1 (Re-election of Directors): The re-election of the seven director nominees named in this Proxy Statement, each for a term expiring at the 2016 annual meeting of stockholders;

•	Proposal 2 (Ratification of Moss Adams LLP): The ratification of the appointment of Moss Adams LLP to serve as our registered independent public accounting firm for the year ending December 31, 2015; and

•	To transact any other business that may properly come before the Annual Meeting or any adjournment(s) or postponements of the Annual Meeting.

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What are the Board’s voting recommendations?

The Board recommends that you vote as follows:

•	Proposal 1 (Re-election of Directors): “FOR” each of the Board nominees for re-election as directors; and

•	Proposal 2 (Ratification of Moss Adams LLP): “FOR” the ratification of Moss Adams LLP as our registered independent public accounting firm for the year ending December 31, 2015.

Who is entitled to vote at the Annual Meeting?

Only holders of record of our common stock at the close of business on April 13, 2015, the record date for the Annual Meeting (the “Record Date”), are entitled to receive notice of the Annual Meeting and to vote at the meeting. Our common stock constitutes the only class of securities entitled to vote at the meeting. As of April 13, 2015, there were 15,850,269 shares of common stock outstanding (assuming redemption of 624,106 limited partnership units of our operating partnership, or OP Units, purchased by one such investor on a 1-for-1 basis into shares of our common stock) (see “Principal Stockholders”).

What are the voting rights of stockholders?

Each share of our common stock outstanding on the record date entitles its holder to cast one vote on each matter to be voted on.

No dissenters’ rights are provided under the Maryland General Corporation Law, our Articles of Amendment and Restatement or our Amended and Restated Bylaws (the “Bylaws”) with respect to any of the proposals described in this Proxy Statement.

Who can attend the Annual Meeting?

All holders of our common stock at the close of business on the Record Date (April 13, 2015), or their duly appointed proxies, are authorized to attend the Annual Meeting. Admission to the meeting will be on a first-come, first-served basis. Because of security reasons at the venue, we request that you provide us with notice of your intention to attend the meeting at least 24 hours before the scheduled time of the Annual Meeting. If you attend the meeting, you may be asked to present valid photo identification, such as a driver’s license or passport, before being admitted. Cameras, recording devices and other electronic devices will not be permitted at the meeting.

Please also note that if you are the beneficial owner of shares held in “street name” (that is, through a bank, broker or other nominee), you will need to bring a copy of the brokerage statement reflecting your share ownership as of the Record Date.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Many stockholders hold their shares through a stockbroker, bank or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

•	Stockholder of record. If your shares are registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, LLP, you are considered the stockholder of record of those shares and the Notice is being sent directly to you by us.

•	Beneficial owner of shares held in the street name. If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the “beneficial owner” of shares held in “street name,” and the Notice is being forwarded to you by your broker or nominee, which is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have

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the right to direct your broker how to vote your shares and are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote these shares in person at the Annual Meeting unless you bring with you a legal proxy from the organization that holds your shares.

What will constitute a quorum at the Annual Meeting?

The presence at the meeting, in person or by proxy, of the holders of a majority of our common stock outstanding on the Record Date (April 13, 2015) will constitute a quorum, permitting the stockholders to conduct business at the meeting. We will include abstentions and broker non-votes in the calculation of the number of shares considered to be present at the meeting for purposes of determining the presence of a quorum at the meeting. As of the Record Date, there were 15,850,269 shares of our common stock outstanding (assuming redemption of 624,106 OP Units purchased by one such investor on a 1-for-1 basis into shares of our common stock) (see “Principal Stockholders”).

If a quorum is not present to transact business at the Annual Meeting or if we do not receive sufficient votes in favor of the proposals by the date of the Annual Meeting, the persons named as proxies may propose one or more adjournments of the Annual Meeting to permit solicitation of additional proxies. The chairperson of the Annual Meeting shall have the power to adjourn the Annual Meeting.

What are broker non-votes?

Broker non-votes occur when nominees, such as banks and brokers holding shares on behalf of beneficial owners, do not receive voting instructions from the beneficial owners at least ten days before the Annual Meeting. If that happens, the nominees may vote those shares only on matters deemed “routine” by the New York Stock Exchange (“NYSE”), the exchange on which shares of our common stock are listed. On non-routine matters, nominees cannot vote without instructions from the beneficial owner, resulting in a so-called “broker non-vote.”

 Proposal 2 (ratification of Moss Adams LLP) is the only proposal that is considered “routine” under the NYSE rules. If you are a beneficial owner and your shares are held in the name of a broker or other nominee, the broker or other nominee is permitted to vote your shares on the ratification of the appointment of Moss Adams LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2015, even if the broker or other nominee does not receive voting instructions from you.

Under NYSE rules, Proposal 1 (re-election of directors) is considered a non-routine proposal. Consequently, if you do not give your broker or other nominee instructions, your broker or other nominee will not be able to vote on this proposal, and broker non-votes may exist with respect to the re-election of directors.

How many votes are needed for the proposals to pass?

The proposals have the following voting requirements:

•	Proposal 1 (Re-election of Directors): Directors are elected by plurality vote. There is no cumulative voting in the election of directors. Therefore, the seven director nominees receiving the highest number of “FOR” votes will be re-elected. For purposes of the re-election of directors, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum.

•	Proposal 2 (Ratification of Appointment of Registered Independent Public Accounting Firm): The affirmative vote of a majority of the votes cast at the Annual Meeting is required to approve this proposal. For purposes of this vote, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum.

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Will any other matters be voted on?

As of the date of this Proxy Statement, we are not aware of any matters that will come before the Annual Meeting other than those disclosed in this Proxy Statement. If any other matters are properly brought before the Annual Meeting, the persons named in the accompanying proxy card will vote the shares represented by the proxies on the other matters in the manner recommended by the Board, or, if no such recommendation is given, in the discretion of the proxy holders.

How do I vote?

If you are a registered stockholder, you may submit your proxy by U.S. mail, Internet or telephone by following the instructions in the Notice. If you requested a paper copy of the proxy materials, you also may submit your proxy by mail by following the instructions included with your proxy card. The deadline for submitting your proxy by Internet or telephone is 11:59 a.m. Eastern Time the day before the Annual Meeting date, June 2, 2015. The designated proxy will vote according to your instructions. You may also attend the Annual Meeting and vote in person.

If you are a street name or beneficial stockholder because your shares are held in a brokerage account or by a bank or other nominee, your broker or nominee firm will provide you with the Notice. Follow the instructions on the Notice to access our proxy materials and vote by Internet or to request a paper or email copy of our proxy materials. If you receive these materials in paper form, the materials include a voting instruction card so that you can instruct your broker or nominee how to vote your shares.

If you sign and submit your proxy without specifying how you would like your shares voted, your shares will be voted in accordance with the Board’s recommendations specified above under “What are the Board’s voting recommendations?” and in accordance with the discretion of the proxy holders with respect to any other matters that may be voted upon at the Annual Meeting.

If I plan to attend the Annual Meeting, should I still vote by proxy?

Yes. Voting in advance does not affect your right to attend the Annual Meeting. If you send in your proxy card and also attend the Annual Meeting, you do not need to vote again at the Annual Meeting unless you want to change your vote. Written ballots will be available at the meeting for stockholders of record. Beneficial owners who wish to vote in person at the Annual Meeting must request a legal proxy from the organization that holds their shares and bring that legal proxy to the Annual Meeting.

How are proxy card votes counted?

If the accompanying proxy card is properly signed and returned to us, and not subsequently revoked, it will be voted as directed by you. Unless contrary instructions are given, the persons designated as proxy holders on the proxy card will vote: “FOR” the re-election of all nominees for the Board named in this Proxy Statement and “FOR” the ratification of the appointment of Moss Adams LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2015; and as recommended by the Board with regard to any other matters that may properly come before the Annual Meeting, or, if no such recommendation is given, in their own discretion.

May I revoke my vote after I return my proxy card?

Yes. You may revoke a previously granted proxy and change your vote at any time before the taking of the vote at the Annual Meeting by (i) filing with our Secretary a written notice of revocation or a duly executed proxy bearing a later date or (ii) attending the Annual Meeting and voting in person.

Who pays the costs of soliciting proxies?

We will pay the costs of soliciting proxies, including preparation and mailing of the Notice, preparation and assembly of this Proxy Statement, the proxy card and the 2014 Annual Report, coordination of the Internet and

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telephone voting process, and any additional information furnished to you by the Company. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of our common stock beneficially owned by others to forward to such beneficial owners. We may reimburse persons representing beneficial owners of shares of our common stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by Internet and mail may be supplemented by telephone, facsimile, or personal solicitation by our directors, officers or other regular employees.

Implications of being an “emerging growth company”

We are an “emerging growth company,” as defined in the Jumpstart Our Business Startups Act, enacted on April 5, 2012 (the “JOBS Act”). For as long as we are an “emerging growth company,” we may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not “emerging growth companies,” including, but not limited to, not being required to comply with the auditor attestation requirements of Section 404(b) of the Sarbanes Oxley Act of 2002, reduced disclosure obligations regarding executive compensation in our periodic reports and proxy statements, and exemptions from the requirements of holding stockholder advisory “say-on-pay” votes on executive compensation and stockholder advisory votes on golden parachute compensation.

Under the JOBS Act, we will remain an “emerging growth company” until the earliest of:

•	the last day of the fiscal year during which we have total annual gross revenues of $1 billion or more;

•	the last day of the fiscal year following the fifth anniversary of our initial public offering;

•	the date on which we have, during the previous three-year period, issued more than $1 billion in non-convertible debt; and

•	the date on which we are deemed to be a “large accelerated filer” under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (we will qualify as a large accelerated filer as of the first day of the first fiscal year after we have (i) more than $700 million in outstanding common equity held by our non-affiliates and (ii) been public for at least 12 months; the value of our outstanding common equity will be measured each year on the last day of our second fiscal quarter).

You should rely only on the information provided in this Proxy Statement. We have not authorized anyone to provide you with different or additional information. You should not assume that the information in this Proxy Statement is accurate as of any date other than the date of this Proxy Statement or, where information relates to another date set forth in this Proxy Statement, then as of that date.

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PROPOSAL 1 – RE-ELECTION OF DIRECTORS

The Board is currently comprised of seven directors, all of whom have terms expiring at the 2015 Annual Meeting. The nominees, all of whom are currently serving as directors of the Company, have been recommended by the Board for re-election to serve as directors for one-year terms until the 2016 annual meeting of stockholders and until their successors are duly elected and qualified. Based on its review of the relationships between the director nominees and the Company, the Board has affirmatively determined that the following directors are “independent” directors under the rules of the NYSE and under applicable rules of the Securities and Exchange Commission (the “SEC”): Messrs. Condas, Handley, Hoffman and Ogren.

The Board knows of no reason why any nominee would be unable to serve as a director. If any nominee is unavailable for re-election or service, the Board may designate a substitute nominee and the persons designated as proxy holders on the proxy card will vote for the substitute nominee recommended by the Board. Under these circumstances, the Board may also, as permitted by our Bylaws, decrease the size of the Board.

Nominees for Re-election for a One-Year Term Expiring at the 2016 Annual Meeting

The following table sets forth the name and age of each nominee for director, indicating all positions and offices with us currently held by the director.

Name	Age	Title	Director Since
Lawrence Mendelsohn	54	Chairman of the Board of Directors and Chief Executive Officer; Manager of our Manager	2014
Russell Schaub	51	President and Director; Vice-President and Chief Operating Officer of the Servicer	2015
Steven L. Begleiter	53	Director	2014
John C. Condas	54	Director	2015
Jonathan Bradford Handley, Jr.	45	Director	2014
Daniel Hoffman	55	Director	2014
J. Kirk Ogren, Jr.	55	Director	2014

Set forth below are descriptions of the backgrounds and principal occupations of each of our directors, and the period during which he has served as a director.

Larry Mendelsohn is a founder, and has been a partner since 1995, of Aspen Capital, a private equity firm with expertise in residential, commercial, distressed securities and hospitality. Since 2002, Mr. Mendelsohn has been the managing member of Flanders Street Capital Management LLC, which manages distressed corporate debt and equity, financial services and REIT investments through Flanders Street Credit Partners I, L.P., the Alleycat Partnerships and Aspen Uranus LLC. Mr. Mendelsohn is also Chairman of the Board of Directors of Golden Northwest Aluminum Holding Company, Inc., a privately held company primarily owned by the Alleycat Partnerships. From 1998 through 2002, Mr. Mendelsohn was President and a Director of Fog Cutter Capital Group Inc. (formerly Wilshire Real Estate Investment Trust Inc.); from 1994 to 1999, he was President and a Director of Wilshire Financial Services Group Inc. (now known as Seterus, Inc. and owned by IBM); from 1991 to 1993, he was Head of Emerging Markets Debt and Equity Capital Markets at Bankers Trust New York Corporation; and from 1987 to 1991, he was Head of U.S. Equity and Distressed Securities Proprietary Trading at J.P. Morgan Securities. He has an A.B. in Economics from the University of Chicago, an M.A. in International Politics from the University of Texas and completed all but his dissertation for a Ph.D. in Finance from the University of Southern California. From 1984 to 1987, Mr. Mendelsohn also taught Corporate Finance and Investments at the University of Southern California Marshall School of Business. Mr. Mendelsohn’s over 25 years of experience in the mortgage markets and his experience since 1995 with Aspen Capital focusing on residential and commercial mortgages qualify Mr. Mendelsohn to serve as the Chairman of our Board and to lead the Company as its Chief Executive Officer (“CEO”).

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Russell Schaub has been with Aspen Capital since 2010, and has been the Vice President and Chief Operating Officer of Gregory Funding LLC (the “Servicer” or “Gregory”), since April 2013. Mr. Schaub also serves on the internal investment committee of Thetis Asset Management LLC, our Manager. He became a member of our Board upon our IPO in February 2015. In June 2008, Mr. Schaub was the founder and managing member of Shackleton Capital Partners, a private equity firm specializing in mortgage and real estate opportunities. From June 2003 to May 2008 Mr. Schaub held executive positions at Chase Home Finance and Citibank Credit Cards. From March 2001 through December 2002 Mr. Schaub was the President and Chief Executive Officer of TrueCredit, a Lehman Brothers-funded venture that he sold to TransUnion. Prior thereto, Mr. Schaub was with Citigroup and Chemical Bank for 16 years in their mortgage, home equity, credit card and banking businesses. He was the President and Chief Operating Officer of Citibank’s Home Equity business from July 1998 to February 2001 and was the Chief Financial Officer of CitiMortgage and then Citibank Consumer Assets from January 1995 to June 1998. Mr. Schaub is currently a Director of High Desert Bank. Mr. Schaub has an A.B. in Economics from the University of Chicago and an M.B.A. in Finance and Marketing from the University of Chicago Booth School of Business. Mr. Schaub has over 20 years of experience in the mortgage market, including experience as the Chief Operating Officer of our Servicer, experience as an investor in mortgage-related assets, and as an executive officer of various mortgage businesses. We believe that, based on these various roles, he is well positioned to provide valuable advice to the Company as its President and serve on our Board.

Steven L. Begleiter has been a member of our Board since June 30, 2014. Mr. Begleiter is a Managing Director of Flexpoint Ford, a private equity group focused on investments in financial services and healthcare, since October 2008. Prior to joining Flexpoint Ford, Mr. Begleiter spent 24 years at Bear, Stearns & Co., serving first as an investment banker in the Financial Institutions Group and then as Senior Managing Director and member of its Management and Compensation Committee from 2002 to September 2008. Mr. Begleiter also served as head of Bear, Stearns’ Corporate Strategy Group. Mr. Begleiter has been a director of WisdomTree Investments, Inc. (NASDAQ: WETF), an exchange-traded fund sponsor and asset manager since 2011. Mr. Begleiter received his B.A. in Economics with honors from Haverford College. Mr. Begleiter’s investment banking and private equity experience, all of which has been concentrated on the financial services sector, enables him to contribute important skill sets to the Board.

John C. Condas became a member of our Board upon our IPO in February 2015. Mr. Condas is a Partner in the Real Estate and Land Use group at Allen Matkins Leck Gamble Mallory & Natsis LLP, since March 2008. Prior to joining Allen Matkins LLP, Mr. Condas was a partner at Nossman, LLP from 2003 to February 2008. Mr. Condas received his J.D. from the University of Southern California, Gould School of Law, his M.A. in Urban Planning from the University of California, Los Angeles and his A.B., with general honors, from the University of Chicago. Mr. Condas’ background as a real estate lawyer will enable him to offer valuable guidance and advice to the Board.

Jonathan Bradford Handley, Jr. has been a member of our Board since June 30, 2014. Mr. Handley co-founded and served as Managing Director of Swander Pace Capital (“SPC”), a consumer products-focused private equity firm, from 1996-2013. During his years co-managing SPC, the firm raised four private funds with over $1 billion in equity capital and completed 36 investments, the majority being control-buyouts of consumer products companies. Prior to co-founding SPC, Mr. Handley was a Vice-President with The Shansby Group (now called “TSG Consumer Ventures”), a consumer-focused private equity fund. Earlier, he was an Associate Consultant with Swander Pace & Company, a strategic management consulting firm, where he worked with Fortune 500 consumer products companies. Mr. Handley has served as a Chairman or Director of more than a dozen private companies, including ReNew Life Formulas, Inc.; International Fiber Corporation; Reef Holdings Corp.; Totes-Isotoner Corporation; and Fleischmann’s Vinegar Company, Inc. Mr. Handley received dual BA degrees in Economics and East Asian Studies with honors from Stanford University. Mr. Handley’s private equity and consulting experience, together with his experience as a director of various companies, enables him to provide valuable guidance and advice to the Board in many important areas.

Daniel Hoffman has been a member of our Board since June 30, 2014. Mr. Hoffman has been a Managing Director at Amherst, Pierpont Securities, a broker-dealer specializing in mortgage and mortgage related securities, since May 2010. He recently relinquished the role of Sales Manager in order to accept a position as an Adjunct Professor of Real Estate Finance at Baruch College, one of the schools of the City University of New York. From July 2008 until May 2010, he was a Managing Director at the Royal Bank of Scotland. Prior thereto, Mr. Hoffman was with Bear, Stearns & Co. Inc. as a Senior Managing Director in the Fixed Income Division. He was Head of

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Mortgage Sales, Interest Rate Sales and headed the Middle Markets sales team. Mr. Hoffman was at Bear, Stearns for 22 years, primarily focused on mortgages (all types), asset-backed securities, commercial mortgages, CDOs (collateralized debt obligations) and CLOs (collateralized loan obligations). Mr. Hoffman received his B.S. in Economics from the State University of New York at Binghamton and his M.B.A. in Finance from the University of Chicago Booth School of Business. Mr. Hoffman’s over 25 years of experience in the mortgage securities market and his broad-based investment banking experience qualify him to serve as a director.

J. Kirk Ogren, Jr. has been a member of our Board since June 30, 2014. Mr. Ogren was co-founder, Partner, and Portfolio Manager of TPG Credit Management (now known as Castlelake), a multi-billion dollar global alternative investment firm focused upon distressed credit and special situations from 2005 until 2013. Mr. Ogren served on the firm-wide Investment Committee and was actively involved in investing and managing capital in North America, Latin America and Asia. From 1993 until 2005, Mr. Ogren was a senior member and Managing Director with Cargill Value Investment (now known as CarVal Investors), where he managed distressed and special situations investments in North America and Emerging Markets. From 1985 until 1993, Mr. Ogren was a Vice President with Bankers Trust Company and worked in the Latin America Merchant Banking Group with assignments in New York and Santiago, Chile. Mr. Ogren received his B.B.A. in Finance from the University of Notre Dame and a M.I.B.S. from the University of South Carolina. Mr. Ogren also holds the Chartered Financial Analyst designation. Mr. Ogren’s broad-based commercial and investment banking experience, combined with his asset management expertise, qualify him to serve as a director.

Vote Required and Recommendation

The affirmative vote of a plurality of all the votes cast at the Annual Meeting is necessary for the re-election of a director. Therefore, the seven individuals with the highest number of affirmative votes will be re-elected to the seven directorships. For purposes of the vote on this proposal, abstentions and other shares not voted (whether by broker non-vote or otherwise) will not be counted as votes cast and will have no effect on the result of the vote. There is no cumulative voting with respect to the re-election of directors.

THE BOARD RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES SET FORTH ABOVE.

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PROPOSAL 2 – RATIFICATION OF APPOINTMENT OF INDEPDENDENT REGISTERED PUBLIC

ACCOUNTING FIRM

The Audit Committee of the Board, which is composed entirely of independent directors, has appointed Moss Adams LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2015. After careful consideration of the matter and in recognition of the importance of this matter to our stockholders, the Board has determined that it is in the best interests of the Company and our stockholders to seek the ratification by our stockholders of our Audit Committee’s selection of our independent registered public accounting firm. A representative of Moss Adams LLP will be present at the Annual Meeting by conference phone, will have the opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Vote Required and Recommendation

The affirmative vote of the holders of a majority of all the votes cast at the Annual Meeting with respect to the matter is necessary for the approval of the ratification of the appointment of Moss Adams LLP as our independent registered public accounting firm. For purposes of vote on this proposal, abstentions and other shares not voted will not be counted as votes cast and will have no effect on the result of the vote. Even if the appointment of Moss Adams LLP as our independent registered public accounting firm is ratified, the Audit Committee may, in its discretion, change that appointment at any time during the year should it determine such a change would be in our and our stockholders' best interests. In the event that the appointment of Moss Adams LLP is not ratified, the Audit Committee will consider the appointment of another independent registered public accounting firm, but will not be required to appoint a different firm.

THE BOARD RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE SELECTION OF MOSS ADAMS LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2015.

Relationship with Independent Registered Public Accounting Firm

Fee Disclosure

Our consolidated financial statements for the period ended December 31, 2014 have been audited by Moss Adams LLP, which served as our independent registered public accounting firm for that year.

The following summarizes the fees billed by Moss Adams LLP for services performed for the year ended December 31, 2014:

Year Ended December 31, 2014
Audit Fees	$598
Audit-Related Fees	-
Tax Fees	-
All Other Fees	-
Total	$598

Audit Fees. Audit Fees consist of fees and expenses billed for professional services rendered for the audit of the consolidated financial statements, review of registration statements and services that are normally provided by accountants in connection with statutory and regulatory filings or engagements.

Audit-Related Fees. Audit-Related Fees consist of fees and expenses for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements that are not “Audit Fees.”

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Tax Fees. Tax Fees consist of fees and related expenses billed for professional services for tax compliance, tax advice and tax planning. These services include assistance regarding federal and state tax compliance and tax planning and structuring.

All Other Fees. All Other Fees consist of fees and expenses for products and services that are not “Audit Fees,” “Audit-Related Fees” or “Tax Fees.”

On March 13, 2015, the Audit Committee selected Moss Adams LLP to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2015. Moss Adams LLP has served as our independent registered public accounting firm since our inception.

A representative of Moss Adams is expected to be present at the Annual Meeting by conference phone and will be given the opportunity to make a statement if he or she so desires and will be available to respond to appropriate questions.

Pre-Approval Policies and Procedures

The Audit Committee’s policy is to review and pre-approve, pursuant to the Audit Committee Pre-Approval Policy, any engagement of the Company’s independent auditor to provide any permitted non-audit service to the Company. Pursuant to the Audit Committee Pre-Approval Policy, which the Audit Committee will review and reassess periodically, a list of specific services within certain categories of services, including audit, audit-related and tax services, are specifically pre-approved for the upcoming or current fiscal year, subject to an aggregate maximum annual fee payable by us for each category of pre-approved services. Any service that is not included in the approved list of services must be separately pre-approved by the Audit Committee. In addition, the Audit Committee may delegate authority to its chairperson to pre-approve engagements for the performance of audit and non-audit services. The chairperson must report all pre-approval decisions to the Audit Committee at its next scheduled meeting.

All audit-related, tax and other services provided to us after the IPO are reviewed and pre-approved by the Audit Committee.

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CORPORATE GOVERNANCE AND BOARD MATTERS

Corporate Governance Profile

We have structured our corporate governance in a manner we believe closely aligns our interests with those of our stockholders. Notable features of our corporate governance structure include the following:

•	the Board is not classified, with each of our directors subject to re-election annually;

•	four of our seven directors satisfy the listing standards for independence of the NYSE and Rule 10A-3 under the Exchange Act;

•	at least one of our directors qualifies as an “audit committee financial expert” as defined by the SEC;

•	we comply with the requirements of the NYSE listing standards, including having committees comprised solely of independent directors;

•	we have opted out of the business combination and control share acquisition statutes in the Maryland General Corporation Law; and

Our directors stay informed about our business by attending meetings of the Board and its committees and through supplemental reports and communications. Following our IPO in February 2015, our independent directors meet regularly in executive sessions without the presence of our corporate officers or non-independent directors.

Board Committees

The Board has established three standing committees: the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. The principal functions of each committee are described below. We comply with the listing requirements and other rules and regulations of the NYSE, as amended or modified from time to time, and each of these committees is comprised exclusively of independent directors. Additionally, the Board from time to time establishes other committees to facilitate the management of the Company.

The table below provides membership information for each of the Board committees as of the date of this Proxy Statement:

Nominating and
Corporate
	Audit	Compensation	Governance
Member	Committee	Committee	Committee
Lawrence Mendelsohn
Russell Schaub
Steven L. Begleiter
John C. Condas
Jonathan Bradford Handley, Jr*	X
Daniel Hoffman	X (chair)	X	X
J. Kirk Ogren, Jr.	X	X (chair)	X (chair)

* Audit Committee financial expert.

Audit Committee

Our Audit Committee consists of Mr. Hoffman, chairperson, Mr. Handley, and Mr. Ogren. Mr. Handley satisfies the requirements for being designated an audit committee financial expert as defined in SEC regulations because of his financial and accounting expertise derived from his experiences as a founder and managing director of SPC.

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Our Board has adopted an Audit Committee charter. The Audit Committee charter defines its primary duties to include:

•	serving as an independent and objective body to monitor and assess the integrity of our consolidated financial statements, our compliance with legal and regulatory requirements, our financial reporting processes and related internal control systems and the performance generally of our internal audit function;

•	overseeing the audit and other services of our independent auditors and be directly responsible for the appointment, independence, qualifications, compensation and oversight of our independent auditors, who will report directly to the Audit Committee;

•	providing an open means of communication among our independent auditors, accountants, financial and senior management, our internal auditing department, our corporate compliance department and our Board;

•	resolving any disagreements between our management and the independent auditors regarding our financial reporting;

•	meeting at least quarterly with senior executives, internal audit staff and independent auditors;

•	discussing our earnings press releases and our policies with respect to risk assessment and risk management; and

•	preparing the audit committee report for inclusion, if required for inclusion in our annual proxy statements for our annual stockholders’ meetings.

Our Audit Committee charter also mandates that our audit committee approve all audit, audit-related, tax and other services conducted by our independent accountants. In addition, the Audit Committee may delegate authority to its chairperson to pre-approve engagements for the performance of audit and non-audit services. The chairperson must report all pre-approval decisions to the Audit Committee at its next scheduled meeting.

The Audit Committee also is responsible for engaging an independent registered public accounting firm, reviewing with the independent registered public accounting firm the plans and results of the audit engagement, approving professional services provided by the independent registered public accounting firm, including all audit and non-audit services, reviewing the independence of the independent registered public accounting firm, considering the range of audit and non-audit fees and reviewing the adequacy of our internal accounting controls. The Audit Committee also prepared the Audit Committee report included in this Proxy Statement.

Compensation Committee

Our Compensation Committee consists of Mr. Ogren, chairperson, and Mr. Hoffman. Our Board has adopted a Compensation Committee charter, which sets forth the Compensation Committee’s primary duties, including:

•	determining the compensation payable to the directors including the number of shares underlying, and the terms of, restricted common share awards and stock options to be granted to our directors;

•	administering and implementing the 2014 Director Equity Plan and any other equity incentive plan we may implement;

•	reviewing and approving any new equity compensation plan, material change to an existing plan, or any stock option or other type of award, if required;

•	establishing guidelines and standards for determining the compensation, if any, of our executive officers and recommending to our Board compensation, if any, for them;

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•	evaluating the objectives of the executive officer compensation programs and the performance of our executive officers;

•	endeavoring to ensure that our, our Manager’s, and our Servicer’s compensation plans are effective in attracting and retaining key employees and reinforcing business strategies and objectives; and

•	preparing a report on executive compensation, if required for inclusion in our annual proxy statement for our annual stockholders’ meetings.

Nominating and Corporate Governance Committee

Our Nominating and Corporate Governance Committee consists of Mr. Ogren, chairperson, and Mr. Hoffman. Our Board has adopted a Nominating and Corporate Governance Committee charter, which defines the Nominating and Corporate Governance Committee’s primary duties, including:

•	establishing standards for service on our Board;

•	identifying individuals qualified to become members of our Board and recommending director candidates for election or re-election to our Board;

•	considering and making recommendations to our Board regarding Board size and composition, committee composition and structure and procedures affecting directors, and each director’s independence;

•	advising the Board and our Manager on candidates for our executive offices, and conducting appropriate investigation of such candidates;

•	monitoring our corporate governance principles and practices, our code of business conduct and ethics, our human resource practices, our fulfillment of obligations of fairness in internal and external matters, and the effectiveness of our Board; and

•	reviewing changes in legislation, regulations, and other developments impacting corporate governance and making recommendations to the Board with respect to such matters.

Board and Committee Meetings

Although we were formed in January 2014, we commenced operations in July 2014, and in 2014 since commencement of operations, the Board met eight times and the Audit Committee met three times, each including telephonic meetings and unanimous written consents. The Compensation Committee and the Nominating and Corporate Governance Committee did not hold any meetings in 2014. Each director attended at least 75% of Board and applicable committee meetings on which he served during his period of service. Directors are expected to attend, in person or by telephone, all Board meetings and meetings of committees on which they serve.

Risk Management and Oversight Process

Our Board and each of its committees are involved in overseeing risk associated with our operations and business. The Board and the Audit Committee monitor our credit risk, liquidity risk, regulatory risk, operational risk and enterprise risk by regular reviews with management and independent auditors. In its periodic meetings with independent auditors, the Audit Committee discussed the scope and plan for any internal audit and includes management in its review of accounting and financial controls, assessment of business risks and legal and ethical compliance programs. The Audit Committee also discusses with our independent auditors the external audit scope, the independent auditing firm’s responsibility under applicable requirements, including, the Standards of the Public Company Accounting Oversight Board, accounting policies and practices and other required communications. The Audit Committee and, where appropriate, the independent members of the Board, review and approve related party transactions under our Related Party Transactions Policy. The Board and the Nominating and Governance

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Committee monitor our governance and succession risks by regular reviews with management. The Board and the Compensation Committee monitor our compensation policies and related risks by regular reviews with management. In addition, the Board and the investment supervisory committee of the Board (the “Investment Supervisory Committee”) monitor our operations with respect to related party investment transactions, significant investments and overall oversight of our investment strategies, guidelines and policies.

The Board’s role in risk oversight is consistent with our leadership structure, with the Chief Executive Officer and other members of senior management of our Manager, that perform services for us having responsibility for assessing and managing our risk exposure, and the Board and its committees providing oversight in connection with these efforts. See “Board Leadership Structure.”

Director Selection Process

The Nominating and Corporate Governance Committee is responsible for, among other things, the selection and recommendation to the Board of nominees for election as directors. In accordance with the Nominating and Corporate Governance Committee charter and our Corporate Governance Guidelines, the Nominating and Corporate Governance Committee develops on an annual basis guidelines and criteria for the selection of candidates for directors of the Board. The Nominating and Corporate Governance Committee takes into account such factors as it deems appropriate, which may include: the current composition of the Board as a whole; considerations of diversity, age, skills and experience in the context of the Board’s needs at that point in time; and the desire for a substantial majority of independent directors. Applying these criteria, the Nominating and Corporate Governance Committee considers candidates for Board membership suggested by its members and other Board members, as well as management and stockholders. After completing the identification and evaluation process described above, the Nominating and Corporate Governance Committee selects the nominees for directorship for stockholders to consider and vote upon at the annual stockholders’ meeting.

Stockholders wishing to recommend individuals for consideration as directors must follow the procedures described in Article II, Section 11 of the Company’s Bylaws, including (among other requirements) the giving of written notice of the nomination to our Secretary no later than 120 days prior to the first anniversary of the date of the proxy statement for the previous year’s annual meeting. The stockholder’s notice must set forth as to each nominee all information relating to the person that would be required to be disclosed in a solicitation of proxies for election of directors pursuant to Regulation 14A under the Exchange Act if the candidate had been nominated by or on behalf of the Board. Recommendations by stockholders that are made in this manner will be evaluated in the same manner as other candidates. See “Other Matters—Stockholder Proposals and Nominations for the 2016 Annual Meeting.”

Code of Business Conduct and Ethics

The Board established a Code of Business Conduct and Ethics that applies to our officers, directors and employees and a Code of Ethics for the Chief Executive Officer, Chief Financial Officer and Other Senior Financial Officers that applies to our CEO, Chief Financial Officer (“CFO”) and other senior financial officers. Among other matters, our code of business conduct and ethics is designed to deter wrongdoing and to promote:

•	honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

•	full, fair, accurate, timely and understandable disclosure in our SEC reports and other public communications;

•	compliance with applicable laws, rules and regulations;

•	prompt internal reporting of violations of the code to appropriate persons identified in the code; and

•	accountability for adherence to the code of business conduct and ethics.

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Any waiver of the Code of Business Conduct and Ethics must be approved by the Compliance Officer or such officer’s designee. Any waiver of the Code of Ethics for the Chief Executive Officer, Chief Financial Officer and Other Senior Financial Officers must be approved in writing by the Board. Any such waiver shall be promptly disclosed to stockholders as required by law or NYSE regulations.

Availability of Corporate Governance Materials

Stockholders may view our corporate governance materials, including the charters of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee, our Corporate Governance Guidelines and our Code of Business Conduct and Ethics and the Code of Ethics for the Chief Executive Officer and Chief Financial Officer, on our website at www.great-ajax.com under the “Investor Relations-Company Information” tab, and these documents are available in print to any stockholder who sends a written request to such effect to Great Ajax Corp., 9400 SW Beaverton-Hillsdale Hwy, Suite 131, Beaverton, OR 97005, Attention: Corporate Secretary. Information at or connected to our website is not and should not be considered a part of this Proxy Statement.

Independence of Directors

NYSE listing standards require NYSE-listed companies to have a majority of independent board members and a nominating/corporate governance committee, compensation committee and audit committee, each comprised solely of independent directors. Under the NYSE listing standards, no director of a company qualifies as “independent” unless the board of directors of the company affirmatively determines that the director has no material relationship with the company (either directly or as a partner, stockholder or officer of an organization that has a relationship with such company).

The Board currently has seven directors, a majority of whom the Board affirmatively has determined, after broadly considering all relevant facts and circumstances, to be “independent” under the listing standards of the NYSE and under applicable rules of the SEC. The Board affirmatively has determined that each of the following directors is independent under these standards: Messrs. Condas, Handley, Hoffman and Ogren. Messrs. Mendelsohn and Schaub are not independent as they are executive officers of the Company. Mr. Begleiter is not independent as he is the designee of Flexpoint REIT Investor (as defined below). See “Certain Relationships and Related Party Transactions—Agreements with Anchor Investors—Flexpoint Ford.”

Board Leadership Structure

Mr. Mendelsohn serves as the Chairman of the Board and CEO. The Board has reviewed its current leadership structure and has determined that the combined Chairman and CEO position is currently the most appropriate and effective leadership structure for the Company. Mr. Mendelsohn has been involved with the mortgage markets for more than 25 years. As the individual primarily responsibility for the day-to-day management of business operations, he is best positioned to chair regular Board meetings as the directors discuss key business and strategic issues.

Executive Sessions of Non-Management Directors

Pursuant to our Corporate Governance Guidelines and the NYSE listing standards, in order to promote open discussion among non-management directors since our IPO, our non-management directors meet in executive sessions without management participation regularly. The non-management directors determine among themselves which non-management directors will preside over each executive session (the “presiding independent director”), although the same director is not required to preside at all such executive sessions. The presiding independent director approves the meeting agenda items, and serves as a liaison between the Chairman of the Board and the independent directors with respect to matters discussed at each such executive session.

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Communications with the Board

Stockholders and other interested parties may communicate with the Board by sending written correspondence to the Corporate Secretary of Great Ajax Corp., 9400 SW Beaverton-Hillsdale Hwy, Suite 131, Beaverton, OR 97005. The independent, non-employee directors have directed our Secretary to act as their agent in processing any communications received. All communications that relate to matters within the scope of the responsibilities of the Board and its standing committees are to be forwarded to the Chairman of the Board. Communications that relate to matters that are within the scope of the responsibilities of one of the Board’s standing committees are also to be forwarded to the chair of the appropriate committee. Communications that relate to ordinary business matters that are not within the scope of the responsibilities of the Board are to be sent to the appropriate member of management.

Compensation Committee Interlocks and Insider Participation

No member of the Compensation Committee is or has been an officer or employee of our Company, and no member has any relationship with us requiring disclosure under Item 404 of SEC Regulation S-K. No member of our Compensation Committee currently serves or has served as a member of any board of directors or compensation committee of any other entity that has one or more executive officers serving as a member of our Board.

Legal Proceedings

The nature of our business exposes our properties, us and our operating partnership, Great Ajax Operating Partnership L.P., to the risk of claims and litigation in the normal course of business. Other than routine litigation arising out of the ordinary course of business, neither we nor our officers and directors are presently subject to any material litigation nor, to our knowledge, is any material litigation threatened against us or any of our officers or directors.

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EXECUTIVE OFFICERS

The following table sets forth information concerning our executive officers. Executive officers are elected annually by the Board and serve at the Board’s discretion.

Name	Age	Title
Lawrence Mendelsohn	54	Chairman of the Board and Chief Executive Officer; Manager of our Manager
Russell Schaub	51	President and Director; Vice-President and Chief Operating Officer of the Servicer
Glenn J. Ohl	60	Chief Financial Officer; Chief Financial Officer of the Manager and the Servicer

Set forth below is a description of the background of our Chief Financial Officer, Mr. Glenn J. Ohl. Messrs. Mendelsohn and Schaub’s backgrounds are described above under “Proposal 1: Re-election of Directors.”

Glenn J. Ohl joined Aspen Capital as Chief Financial Officer in June 2012. Before joining Aspen Capital, Mr. Ohl was Managing Director of Finance at IBM Lender Business Process Services from July 2010 to June 2011; President of Pacific Savings Bancorp from February 2009 to April 2010; and Executive Vice President and Chief Financial Officer of Lime Financial Services, Ltd. from June 2004 to February 2009. Prior thereto, Mr. Ohl also held executive positions at Washington Mutual, Countrywide, and Bank of New York. Mr. Ohl previously was a Certified Public Accountant at Deloitte LLP in New York City. Mr. Ohl has a B.A. in Accounting from Franklin & Marshall College and an M.B.A. in Finance from New York University Stern School of Business.

COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

Executive Officer Compensation

We are externally managed by our Manager under the terms of the management agreement, pursuant to which our Manager provides us with all of the personnel required to manage our operations, including our executive officers. Our executive officers are officers or employees of our Manager or Servicer and receive compensation from them as appropriate. Our Manager or the Servicer makes all decisions relating to the compensation of such officers based on factors it deems appropriate. We do not directly or indirectly reimburse our Manager for the compensation paid to our executive officers. We do not provide any of our executive officers with pension benefits or nonqualified deferred compensation plans. We do not have any employment agreements with any person and are not obligated to make any payments to any of our executive officers upon termination of employment or a change in control. See “Certain Relationships and Related Party Transactions—Management Agreement.”

Director Compensation

In July 2014, pursuant to the 2014 Director Equity Plan (see “Certain Relationships and Related Party Transactions—2014 Director Equity Plan”), Messrs. Handley, Hoffman and Ogren, members of our Board who are identified as independent directors (see “Corporate Governance and Board Matters—Independence of Directors” above) were each granted restricted stock awards of 2,000 shares of common stock, which are subject to a one-year vesting period. Mr. Condas, who was also identified by our Board as independent (see “Corporate Governance and Board Matters —Independence of Directors” above), received a similar grant when he joined the Board following our IPO in February 2015. In addition, each independent director is entitled to an annual retainer of $50,000, payable quarterly, half in shares of our common stock and half in cash. The value of the shares will be determined in the same manner as the value of the shares to be paid to our Manager as part of its base management fee (see “Certain Relationships and Related Party Transactions—Management Agreement”). The chair of each committee of the Board other than the Investment Supervisory Committee will also receive an additional cash payment of $10,000 per year. The non-independent directors, including Mr. Begleiter, the designee of Flexpoint REIT Investor, will not

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be entitled to any compensation for serving as a director. We reimburse our independent directors and Mr. Begleiter for their reasonable travel expenses incurred in connection with their attendance at board and committee meetings.

The following table sets forth information regarding the compensation paid during 2014 to each of our independent directors:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Total ($)
John C. Condas(2)	–	–	–
Jonathan Bradford Handley, Jr*	$12,500	$42,510	$55,010
Daniel Hoffman	17,500	42,510	60,010
J. Kirk Ogren, Jr.	22,500	42,510	65,010
	$52,500	$127,530	$180,030

(1) Includes payment of 50% of the quarterly directors’ fees which are payable in shares of common stock; also includes an initial common stock grant under the 2014 Director Equity Plan of 2,000 shares each to Messrs. Handley, Hoffman and Ogren on July 8, 2014, valued at $15.00 per share, which vest over a one-year period.

(2) No fees or cash or stock awards were issued to Mr. Condas during 2014 as he became a director of our Board upon our IPO in February 2015.

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REPORT OF THE AUDIT COMMITTEE

The Audit Committee is currently composed of Messrs. Hoffman, Handley and Ogren, with Mr. Hoffman serving as its chairperson. The members of the Audit Committee are appointed by and serve at the discretion of the Board.

One of the principal purposes of the Audit Committee is to assist the Board in the oversight of the integrity of the Company’s consolidated financial statements. The Company’s management team has the primary responsibility for the consolidated financial statements and the reporting process, including the system of internal controls and disclosure controls and procedures. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited consolidated financial statements in the Annual Report on Form 10-K for the year ended December 31, 2014 with our management.

The Audit Committee also is responsible for assisting the Board in the oversight of the qualification, independence and performance of the Company’s independent auditors. The Audit Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited consolidated financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with the Audit Committee under the standards of the Public Company Accounting Oversight Board.

The Audit Committee has received both the written disclosures and the letter from Moss Adams LLP required by applicable requirements of the Public Company Accounting Oversight Board of Directors regarding the independent accountant’s communications with the Audit Committee concerning independence, and has discussed with Moss Adams LLP its independence.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the Company’s audited consolidated financial statements for 2014 be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2014 for filing with the SEC.

Respectfully submitted,

The Audit Committee of the Board of Directors

Daniel Hoffman (Chairman)
Jonathan Bradford Handley, Jr.
J. Kirk Ogren, Jr.

The Audit Committee Report above does not constitute “soliciting material” and will not be deemed “filed” or incorporated by reference into any of our filings under the Securities Act of 1933, as amended, or the Exchange Act, that might incorporate SEC filings by reference, in whole or in part, notwithstanding anything to the contrary set forth in those filings.

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PRINCIPAL STOCKHOLDERS

The following table sets forth the total number and percentage of our shares of common stock beneficially owned as of April 13, 2015 (assuming redemption of 624,106 OP Units on a 1-for-1 basis into shares of our common stock) by: (1) each holder of more than 5% of our common stock; (2) each director; (3) our chief executive officer and our other executive officers; and (4) all executive officers and directors as a group. The information with respect to beneficial ownership is based on publicly available information and information provided to us by the holders.

	Shares Beneficially Owned
	Number	Percent
Wellington Management Company LLP(1)	2,964,853	18.7%
Ithan Creek Master Investors (Cayman) L.P.(2)	2,295,363	14.5%
Flexpoint Great Ajax Holdings LLC(3)	1,917,500	12.1%
TIG Advisors, LLC(4)	1,333,333	8.4%
Aspen Yo LLC(5)	373,268	2.4%
Thetis Asset Management LLC	98,501	*
Lawrence Mendelsohn(5)(6)(8)	907,618	5.7%
Russell Schaub(7)(8)	534,350	3.4%
Glenn Ohl	70	*
Steven L. Begleiter(9)	—	—
John C. Condas(10)	2,000	*
Jonathan Bradford Handley, Jr.(10)	2,834	*
Daniel Hoffman(10)(11)	2,834	*
J. Kirk Ogren, Jr.(10)(12)	3,184	*
Executive officers and directors as a group(8 persons)(13)	918,890	5.8%

* Less than 1%.

(1)	Wellington Management Company LLP is an investment adviser registered under the Investment Advisers Act of 1940, as amended, and is an indirect subsidiary of Wellington Management Group LLP. The shares indicated in the table are held of record by investment advisory clients of Wellington Management Company LLP, including 2,295,363 shares held by Ithan Creek Master Investors (Cayman) L.P. (which total includes 624,106 OP Units). Wellington Management Company LLP and Wellington Management Group LLP may be deemed to beneficially own the shares indicated in the table, and have shared voting power and dispositive power with respect to such shares. The business address of Wellington Management Company LLP and Wellington Management Group LLP is 280 Congress Street, Boston, Massachusetts 02210.

(2)	Includes 624,106 OP units (453,551 of which are redeemable for cash (or at our election shares of our common stock) beginning on July 8, 2015, 14,555 of which are redeemable for cash (or at our election shares of our common stock) beginning on August 1, 2015 and 156,000 of which are redeemable for cash (or at our election shares of our common stock) beginning on December 16, 2015). Wellington Management Company LLP, an investment adviser registered under the Investment Advisers Act of 1940, as amended, is the investment adviser to Ithan Creek Master Investors (Cayman) L.P. Wellington Management Company LLP is an indirect subsidiary of Wellington Management Group LLP. Wellington Management Company LLP and Wellington Management Group LLP may be deemed to beneficially own the shares indicated in the table, all of which are held of record by Ithan Creek Master Investors (Cayman) L.P., and have shared voting power and dispositive power with respect to the shares owned by Ithan Creek Master Investors (Cayman) L.P. The business address of Ithan

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Creek Master Investors (Cayman) L.P., Wellington Management Company LLP and Wellington Management Group LLP is 280 Congress Street, Boston, Massachusetts 02210. Wholly owned subsidiaries of Ithan Creek Master Investors (Cayman) L.P. also own interests in our Manager and GA-FS, the parent of the Servicer.

(3)	The business address of Flexpoint Great Ajax Holdings LLC is c/o Flexpoint Ford, LLC at 676 N. Michigan Avenue, Suite 3300, Chicago, IL 60611. Flexpoint Great Ajax Holdings LLC also owns interests in our Manager and GA-FS, the parent of the Servicer. Flexpoint Great Ajax Holdings LLC is indirectly controlled by Donald J. Edwards who has sole voting and dispositive power with respect to the shares owned by it.

(4)	TIG Advisors, LLC is an investment adviser registered under the Investment Advisers Act of 1940, as amended. The shares indicated in the table are held of record by investment advisory clients of TIG Advisors, LLC, including TIG Securitized Asset Master Fund, L.P. TIG Advisors, LLC may be deemed to beneficially own the shares indicated in the table, and have shared voting power and dispositive power with respect to such shares. Carl Tiedemann and Michael Tiedemann exercise voting and investment power with respect to the shares owned by TIG Securitized Asset Master Fund, L.P. The business address of TIG Advisors, LLC is 520 Madison, 26th Floor, New York, New York 10022.

(5)	Aspen is an affiliate of our Manager and the indirect parent of the Servicer. Our Manager and the Servicer own 98,501 and 274,667 shares, respectively. Mr. Mendelsohn controls 50% of the manager of Aspen and has certain economic and/or management rights with respect to 7.8% of the interests in Aspen; Steven Rosenberg, the President of Gregory and the founder of Aspen Capital, controls the other 50% of the manager of Aspen and he or his affiliates own 24.7% of the interests in Aspen. The business address of Aspen is 9400 SW Beaverton-Hillsdale Hwy, Suite 131, Beaverton, OR 97005.

(6)	Includes 280 shares owned by or for the benefit of his spouse and children who live in his home. See also note (5).

(7)	Includes 280 shares owned by or for the benefit of his spouse and children who live in his home.

(8)	Includes 534,000 shares owned by Telamon Aspen LLC (“Telamon”), the managers of which are Mr. Mendelsohn, Mr. Schaub and Mr. Rosenberg (see note (5) above), who are also members thereof.

(9)	Mr. Begleiter is a Managing Director of Flexpoint Ford, LLC, the manager of the investment fund that owns Flexpoint Great Ajax Holdings LLC. However, Mr. Begleiter does not have voting or dispositive power over the shares of common stock owned by Flexpoint Great Ajax Holdings LLC.

(10)	2,000 of these shares of common stock are subject to a one-year vesting period.

(11)	Mr. Hoffman is a member of Telamon Aspen LLC but has no voting or dispositive rights with respect thereto. See also note (8) above.

(12)	Includes 350 shares owned by or for the benefit of his spouse and children who live in his home. Mr. Ogren is a member of Telamon Aspen LLC but has no voting or dispositive rights with respect thereto. See also note (8) above.

(13)	See notes (5), (6), (7), (8), (9), (10), (11) and (12).

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CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Ownership of our Manager, Great Ajax FS LLC and Aspen Yo LLC

Our Manager

On July 8, 2014, we closed a private offering of shares of our common stock and OP Units. We commenced operations on July 8, 2014. On August 1, 2014, we closed the sale of additional shares of our common stock and OP Units pursuant to the exercise of the additional allotment option we granted to the initial purchaser and placement agent in connection with the July placement and we refer to these closings as the Original Private Placement. Upon the closing of the Original Private Placement, we received a 19.8% equity interest in our Manager, which is held by GA-TRS LLC (“Thetis TRS”). Our Manager is owned 19.8% by Thetis TRS, 26.73% by Flexpoint REIT Investor, 26.73% by the Wellington Management Institutional Investor (as defined below) and its wholly owned subsidiaries and the balance of 26.74% by Aspen.

Great Ajax FS LLC and Aspen Yo LLC

Flexpoint REIT Investor and the Wellington Management Institutional Investor directly or indirectly each own 9.8% of Great Ajax FS LLC (“GA-FS”), the parent of the Servicer and subsidiary of Aspen Yo LLC, which is referred to herein as Aspen. See “—Agreements with Anchor Investors” below.

Aspen is managed by its manager, MARS Development LLC. Mr. Mendelsohn controls 50% of the manager of Aspen and has certain economic and/or management rights with respect to 7.8% of the interests in Aspen. Steven Rosenberg, the President of Gregory and the founder of Aspen Capital (the business trade name for the group of companies using the Aspen name), controls the other 50% of the manager of Aspen, and he or his affiliates own 24.7% of the interests in Aspen; Mr. Schaub owns 2.5% of the interests in Aspen; partners of Aspen Capital who are not involved in the operations of Aspen own 14.2% of the interests in Aspen, another employee of Aspen owns less than 0.2% of the interests in Aspen, and the balance of the interests in Aspen are held by investors not affiliated with Aspen.

In connection with the closing of the Original Private Placement, Aspen entered into an agreement with us pursuant to which Aspen agreed, for itself and on behalf of its subsidiaries, that it may not engage in any business or provide any services to any other entity that invests in the asset classes in which we intend to invest so long as either we have on hand an average of  $25 million in capital available for investment over the previous two fiscal quarters or our independent directors determine that we have the ability to raise capital at or above our most recent book value.

Management Agreement

Pursuant to our management agreement, our Manager implements our business strategy and manages our business and investment activities and day-to-day operations, subject to the oversight of our Board. Under the management agreement, we pay our Manager fees as follows: (1) a quarterly base management fee based on stockholders equity, payable 50% in shares of our common stock; and (2) a quarterly incentive management fee that is payable quarterly in arrears in cash based on cash dividends paid. Our Manager will be entitled to an incentive fee only if our Board declares a dividend from REIT taxable income, and the incentive fee will be payable at the same time that the dividend is payable to our stockholders. Our Manager will not receive any incentive fee in respect of a dividend constituting a return of capital. We also reimburse our Manager for all third party, out of pocket costs incurred by our Manager, including third party diligence and valuation consultants, legal expenses, auditors and other financial services. Neither we nor our Manager may terminate the management agreement without cause during the first 24 months of its term. Following such 24-month period, we or the Manager may terminate the management agreement without cause or in connection with any renewal of the management agreement, subject in certain cases, to payment of a termination fee.

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Gregory Servicing Agreement

Under the servicing agreement, Gregory receives servicing fees ranging from 0.65% – 1.25% annually of the unpaid principal balance (“UPB”) (or the fair market value or purchase of REO we own or acquire). Gregory is reimbursed for all customary, reasonable and necessary out-of-pocket costs and expenses incurred in the performance of its obligations, and the actual cost of any repairs and renovations. The total fees incurred by us for these services will be dependent upon the UPB and type of mortgage loans that Gregory services, property values, previous UPB of the relevant loan, and the number of REO properties. The agreement will automatically renew for successive one-year terms, subject to prior written notice of non-renewal. In certain cases, we may be obligated to pay a termination fee. The management agreement will automatically terminate at the same time as the servicing agreement if the servicing agreement is terminated for any reason.

Trademark License Agreement

Upon the closing of the Original Private Placement, we entered into a trademark license agreement with Aspen. Under the trademark license, Aspen grants us a non-exclusive, non-transferable, non-sublicensable, royalty-free license to use the name “Great Ajax” and the related logo. We also have a similar license to use the name “Thetis.” The agreement has no specified term. If the management agreement expires or is terminated, the trademark license agreement will terminate within 30 days. In the event that this agreement is terminated, all rights and licenses granted thereunder, including, but not limited to, the right to use “Great Ajax” in our name will terminate. Upon the closing of the Original Private Placement, Aspen also entered into a substantially identical trademark license that grants our Manager a non-exclusive, non-transferable, non-sublicensable, royalty-free license to use of the name “Thetis.”

2014 Director Equity Plan

Our 2014 Director Equity Plan, or the “Director Plan,” is designed to promote our interests by attracting and retaining qualified and experienced individuals for service as non-employee directors. The Director Plan is administered by our board of directors. The total number of shares of common stock or other stock-based award, including grants of LTIP units from our operating partnership available for issuance under the Director Plan is 100,000 shares. At the closing of the Original Private Placement, Messrs. Handley, Hoffman and Ogren each were granted restricted stock awards of 2,000 shares of common stock, and at the closing of our IPO, Mr. Condas was granted 2,000 restricted shares of our common stock. The shares are subject to a one-year vesting period.

The Director Plan permits the grant of shares of our common stock in the form of restricted stock. A restricted stock award is an award of a specified number of shares of our common stock which may be subject to forfeiture upon the occurrence of specified events. The expiration of any restriction period may be conditioned on continued employment over a period of time or upon any other criteria as determined by the board of directors. During such time as shares awarded under the Director Plan are under restriction, holders of restricted stock have the right to receive any dividends paid on our common stock and to vote the shares of restricted stock. The Director Plan also permits the grant of stock awards that are free of forfeiture provisions, and the grant of awards valued in whole or in part by reference to, or otherwise calculated by reference to or based on, shares of common stock, including, without limitation, interests in a subsidiary of the Company or interests in our operating partnership, such as LTIP units. The Board may condition the expiration of any restriction period on continued service over a period of time with the company or upon any other criteria, as specified in the award agreement.

The Director Plan contains customary provisions to adjust the grants of restricted stock and other awards in the event of any corporate transaction or event such as a stock dividend, recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, spin-off, combination or other similar corporate transaction or event affecting the common stock, or other interests subject to the awards under the Director Plan. In the event of a Change of Control (as defined in the Director Plan) of the Company, the board of directors may, on a holder by holder basis, take any of the following actions, either singly or in combination: (i) fully vest and/or accelerate the restriction period of any awards; (ii) cancel and/or redeem any outstanding awards with respect to all common stock or other interests for which the award is subject to forfeiture in exchange for a cash payment of an amount determined by the board; (iii) require that the award be assumed by any successor corporation or that awards for shares of other

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interests in the company or any other entity be substituted for such award; or (iv) take such other action as the Board shall determine to be reasonable under the circumstances.

The Director Plan shall remain in full force and effect until the tenth anniversary of the date of its adoption by the board of directors, or if earlier, the date it is terminated by the board. The Board may amend, suspend or terminate the Director Plan at any time. However, no amendment is permitted without stockholder approval if such approval is required by applicable law or applicable requirements of any securities exchange or similar entity. The Board may amend outstanding awards, provided, however, that in the case of amendments adverse to the holder, the board of directors must obtain the holder’s consent to any such amendment unless the amendment is required by certain tax laws.

Agreements with Anchor Investors

Wellington Management Institutional Investor

In the Original Private Placement and related investment agreements, an investment fund for which Wellington Management Company LLP is the investment advisor, or the Wellington Management Institutional Investor, acquired the following interests and rights in the aggregate, either directly or through one or more wholly owned subsidiaries:

•	Interests in our common stock—1,645,363 shares of our common stock (inclusive of shares issuable upon redemption of 468,106 OP Units on a 1-for-1 basis), and the right, prior to the closing of our IPO, subject to certain customary exclusions, with respect to future sales by us of our common stock or securities convertible into common stock, to acquire their respective pro rata portions of such offered shares that equals the proportion that the number of shares of common stock issued and held, or issuable upon conversion of any convertible securities then held, by such account bears to the total number of shares of our common stock then outstanding (assuming full conversion and exercise of all outstanding convertible and exercisable securities);

•	Interests in Great Ajax FS LLC—(i) 9.8% of the equity of Great Ajax FS LLC, a subsidiary of Aspen and parent of the Servicer (including the interest-bearing promissory notes from GA-FS in the aggregate principal amount of $1.05 million that automatically converted into 4.9% equity interest in GA-FS on September 15, 2014), and (ii) two non-transferable ten-year warrants, which each permit the holder to acquire an additional 9.9% equity interest in GA-FS at a premium to the original purchase price, exercisable subject to certain regulatory requirements or in the event of a contemporaneous sale of the equity interests of GA-FS; and

•	Interests in our Manager—26.73% of the equity of our Manager.

In addition, the Wellington Management Institutional Investor and other investment funds sponsored and advised by Wellington Management Company LLP sold a 41% equity interest in Little Ajax II, LLC (“Little Ajax II”) to us.

On December 16, 2014, we closed an additional private placement pursuant to which we sold 2,725,326 shares of common stock and 156,000 OP Units, which we refer to as the Second Private Placement. The Wellington Management Institutional Investor purchased 650,000 shares of common stock (inclusive of shares issuable upon redemption of 156,000 OP Units on a 1-for-1 basis) in the Second Private Placement.

Flexpoint Ford

In the Original Private Placement and related investment agreements, Flexpoint Great Ajax Holdings LLC, or the Flexpoint REIT Investor, an affiliate of an investment fund managed by Flexpoint Ford LLC, acquired the following interests and rights:

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•	Interests in our common stock—1,645,363 shares of our common stock, and the right, prior to the closing of our initial public offering, subject to certain customary exclusions, with respect to future sales by us of our common stock or securities convertible into common stock to acquire its pro rata portion of such offered shares that equals the proportion that the number of shares of common stock issued and held, or issuable upon conversion of any convertible securities then held, by Flexpoint REIT Investor bears to the total number of shares of our common stock then outstanding (assuming full conversion and exercise of all outstanding convertible and exercisable securities);

•	Interests in Great Ajax FS LLC—(i) 9.8% of the equity of Great Ajax FS LLC, a subsidiary of Aspen and parent of the Servicer (including the interest-bearing promissory notes from GA-FS in the aggregate principal amount of $1.05 million that automatically converted into 4.9% equity interest in GA-FS on September 15, 2014) and (ii) two non-transferable ten-year warrants, which each permit the holder to acquire an additional 9.9% equity interest in GA-FS at a premium to the original purchase price, exercisable subject to certain regulatory requirements or in the event of a contemporaneous sale of the equity interests of GA-FS; and

•	Interests in our Manager—26.73% of the equity of our Manager.

In addition, so long as Flexpoint REIT Investor and/or its affiliates own at least 9.8% of our outstanding shares of common stock, Flexpoint REIT Investor will have the right to nominate a representative for election as a member of our board of directors.

Flexpoint Ford is also the manager of the investment fund whose affiliate sold a 41% equity interest in Little Ajax II to us.

The Flexpoint REIT Investor purchased 192,137 shares of common stock in the Second Private Placement.

Original Private Placement, Initial Portfolio

Our Manager used $1 million of the aggregate proceeds from Flexpoint REIT Investor and the Wellington Management Institutional Investor to acquire 66,666 shares of our common stock in the Original Private Placement. GA-FS contributed to the Servicer $4 million of the aggregate proceeds from Flexpoint REIT Investor and the Wellington Management Institutional Investor, which used such funds to acquire 266,667 shares of our common stock. In addition, we used $48.8 million of the proceeds in the Original Private Placement offering to acquire our initial portfolio of mortgage-related assets through acquisition of the 82% equity interests in Little Ajax II owned by Flexpoint REIT Investor, the Wellington Management Institutional Investor and affiliated entities.

Governance Matters

In connection with their acquisition of interests in our Manager and GA-FS, Flexpoint REIT Investor and the Wellington Management Institutional Investor entered into an operating agreement with our Manager and Great Ajax FS LLC pursuant to which our Manager and GA-FS agreed not to take certain actions outside of their respective ordinary course of operations without the consent of Flexpoint REIT Investor and the Wellington Management Institutional Investor.

Related Party Transaction Policy

Our Board has adopted a policy and procedure for review, approval and monitoring of transactions involving related persons, including our Manager, the Servicer, directors and executive officers or their immediate family members and stockholders owning 5% or greater of our outstanding stock. Any situation that potentially qualifies as a conflict of interest will immediately be disclosed to the Audit Committee to assess the nature and extent of any concern as well as the appropriate next steps, including whether such situation requires approval of the Board, including a majority of the disinterested directors. Related persons are required to obtain the prior written approval of the Audit Committee before participating in any transaction or situation that may pose a conflict of interest. In considering a transaction, the Audit Committee will consider all relevant factors including (i) whether the

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transaction is in our best interests; (ii) alternatives to the related person transaction; (iii) whether the transaction is on terms comparable to those available to third parties; (iv) the potential for the transaction to lead to an actual or apparent conflict of interest and any safeguards imposed to prevent such actual or apparent conflicts; and (v) the overall fairness of the transaction to us. The Audit Committee will periodically monitor any approved transactions to ensure that there are no changed circumstances that would render it advisable for us to amend or terminate the transaction.

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OTHER MATTERS

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires that our executive officers and directors, and persons who own more than 10% of a registered class of our equity securities, file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the SEC and the NYSE. Executive officers, directors and greater than 10% stockholders are required by the SEC to furnish us with copies of all Forms 3, 4 and 5 that they file.

No filings on Form 3, 4, 5 were required in 2014 as the Company became a public company in February 2015.

Other Matters to Come Before the 2015 Annual Meeting

No other matters are expected to be presented for action at the Annual Meeting other than as set forth in this Proxy Statement. If other matters properly come before the meeting, however, the persons named in the accompanying proxy card will vote all proxies solicited by this Proxy Statement as recommended by the Board, or, if no such recommendation is given, in their own discretion.

Stockholder Proposals and Nominations for the 2016 Annual Meeting

Any stockholder proposal pursuant to Rule 14a-8 of the rules promulgated under the Exchange Act, to be considered for inclusion in our proxy materials for the 2016 annual meeting of stockholders must be received at our principal executive offices no later than December 24, 2015.

In addition, any stockholder who wishes to propose a nominee to the Board or propose any other business to be considered by the stockholders (other than a stockholder proposal included in our proxy materials pursuant to Rule 14a-8 of the rules promulgated under the Exchange Act) must comply with the advance notice provisions and other requirements of Article II, Section 11 of our Bylaws, which are on file with the SEC and may be obtained from our corporate secretary upon request. These notice provisions require that nominations of persons for election to the Board and the proposal of business to be considered by the stockholders for the 2016 Annual Meeting must be received no earlier than December 24, 2015 and no later than January 23, 2016.

Householding of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries (such as banks and brokers) to satisfy the delivery requirements for notices of annual meetings, proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies. This year, a single notice of the annual meeting of stockholders, or copy of the proxy statement and annual report, will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your bank or broker that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report, please notify your bank or broker, and direct your written request to Great Ajax Corp., 9400 SW Beaverton-Hillsdale Hwy, Suite 131, Beaverton, OR 97005, Attention: Corporate Secretary, or contact us by telephone at (503) 505-5670. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request householding of their communications should contact their bank or broker.

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* * * *

By Order of the Board of Directors,

Irving Potter
Secretary

Beaverton, OR

April 21, 2015

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GREAT AJAX CORP. 9400 SW BEAVERTON-HILLSDALE HIGHWAY SUITE 131 BEAVERTON, OR 97005 VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: M90941-P66317 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY GREAT AJAX CORP. The Board of Directors recommends you vote FOR the following: To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. For Withhold For All All All Except 1. Election of Directors (Proposal 1) Nominees: 01) Lawrence Mendelsohn 05) Jonathan Bradford Handley, Jr. 02) Russell Schaub 06) Daniel Hoffman 03) Steven L. Begleiter 07) J. Kirk Ogren, Jr. 04) John C. Condas The Board of Directors recommends you vote FOR Proposal 2: For Against Abstain 2. To ratify the appointment of Moss Adams LLP to serve as our registered independent public accounting firm for the year ending December 31, 2015; and NOTE: We may conduct such other business as may properly come before the meeting or any adjournment thereof. For address changes and/or comments, please check this box and write them on the back where indicated. Please indicate if you plan to attend this meeting. Yes No Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice of Annual Meeting, the Proxy Statement and Annual Report Form 10-K for the year ended December 31, 2014 are available at www.proxyvote.com. M90942-P66317 GREAT AJAX CORP. Annual Meeting of Stockholders June 3, 2015, 10:00 AM This proxy is solicited by the Board of Directors The stockholder(s) hereby appoint(s) Lawrence Mendelsohn, Russell Schaub and Glenn Ohl, or any of them, as proxies, each with the power to appoint their substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock, $0.01 par value per share, of Great Ajax Corp. at the Annual Meeting of Stockholders to be held at 10:00 AM, Eastern Time on June 3, 2015, at the offices of Morrison & Foerster LLP, 250 West 55th Street, New York, NY 10019-9601, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. For Proposal 1 (election of directors), you may either vote "FOR" all of the nominees to the Board of Directors or you may "WITHHOLD" your vote for all of the nominees or for any nominee that you specify. For Proposal 2 (ratification of the appointment of Moss Adams LLP), you may vote "FOR" or "AGAINST" such proposal or "ABSTAIN" from voting. The procedures for voting are set forth on the reverse side. The shares represented by this Proxy will be voted as directed by the undersigned. If no direction is given when the duly executed Proxy is returned, such shares will be voted "FOR" all nominees in Proposal 1 and "FOR" Proposal 2. Address Changes/Comments: (If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.) Continued and to be signed on reverse side